Nasdaq: ANAB Etokimab (Anti-IL-33) Program Phase 2a Eosinophilic Asthma Clinical Trial Interim Data Update September 24 th 2018 Exhibit 99.2

Safe Harbor Statement
2
This presentation and the accompanying oral presentation contain “forward-looking” statements within the meaning of the "safe harbor"
provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: the timing of the release of data from our clinical trials, including etokimab’s Phase 2b clinical trial in moderate-to-severe adult atopic dermatitis patients, etokimab’s Phase 2 clinical trial in adult chronic rhinosinusitis with nasal polyps patients and ANB019’s Phase 2 trials in GPP and PPP patients; the design of and our ability to launch a
Phase 2 clinical trial of etokimab in adult chronic rhinosinusitis with nasal polyps patients, a Phase 2b clinical trial of etokimab in severe eosinophilic asthma patients and a Phase 2 clinical trial of ANB019 in PPP patients; the timing of detailed data presentation of etokimab’s Phase
2a clinical trial in severe adult eosinophilic asthma patients; the timing of an IND filing for an anti-inflammatory checkpoint modulator; and the success of our partnership with TESARO and Celgene. Statements including words such as “plan,” “continue,” “expect,” or “ongoing” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause the company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the company’s ability to advance its product candidates, obtain regulatory approval of and ultimately commercialize its product candidates, the timing and results of preclinical and clinical trials, the company’s ability to fund development activities and achieve development goals, the company’s ability to protect intellectual property and other risks and uncertainties described under the heading “Risk Factors” in documents the company files from time to time with the Securities and Exchange Commission (SEC). These forward-looking statements speak only as of the date of this presentation, and the company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.
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Etokimab
Eosinophilic Asthma Phase 2a: Top-line data today
ANB019 Generalized Pustular Psoriasis Phase 2: Top-line data in early
2019
Etokimab Atopic Dermatitis Phase 2b: Top-line data in H2 2019
Etokimab Chronic Rhinosinusitis With Nasal Polyps Phase 2: Top-line data in H2 2019
ANB019 Palmoplantar Pustulosis Phase 2: Top-line data in H2 2019
AnaptysBio: Clinical-Stage Antibody Development Company
Focused on Novel Antibody Medicines for Severe Inflammatory Diseases
3
TESARO
Celgene
Rapid Antibody Generation
Platform Technology
~2.5 years
Antibody
Discovery
Preclinical &
Translational
IND or
Equivalent Filing
Antibody Medicines
For Severe Diseases
Wholly-Owned
Anti-Inflammatory Pipeline
Etokimab (ANB020, Anti-IL-33)
Atopic Dermatitis, Eosinophilic Asthma & Chronic Rhinosinusitis with Nasal Polyps
ANB019 (Anti-IL-36R)
Generalized Pustular Psoriasis & Palmoplantar Pustulosis
Checkpoint Modulator
Inflammatory Diseases
4 Additional Efficacy Readouts
Anticipated By End 2019
Validating Product Partnerships
Generated ~$75MM*
* As
of
June
30
th
2018

Wholly-Owned and Partnered Product Pipeline
6 AnaptysBio-Generated Antibodies Advanced to Clinic Since Q1 2016
All programs generated internally using AnaptysBio’s proprietary antibody generation platform technology
4

IL-33
acts
as
a
gatekeeper
of
allergic
response
with
demonstrated
activity
in
the
initiation
(activation
of
ILC2
cells)
,
propagation
(activation
of
allergen-specific
T
and
B
cells)
and
amplification
(degranulation
of
mast
cells
and
basophils)
.
5
Etokimab: First-in-Class Anti-IL-33 Antibody
Broadly Applicable to Atopic Diseases
•
IL-33 is an upstream driver of
atopic disease
–
Human genetics validate key role of IL-33 in
atopic dermatitis and asthma
–
Pro-inflammatory cytokine released upon
allergen contact with epithelium
–
Activates downstream release of IL-4, IL-5
and IL-13
–
Modulates IgE-mediated mast cell and
basophil degranulation
•
Etokimab is a potentially first-in-
class anti-IL-33 cytokine
antibody
–
Phase I healthy volunteer trial completed
without dose-limiting toxicities
–
AnaptysBio pursuing development in
moderate-to-severe atopic dermatitis,
eosinophilic asthma and chronic
rhinosinusitis with nasal polyps
1.
Cayrol
et
al.
Curr
Opin
Immunol
(2014)
31:31
2.
Peine
et
al.
Trends
Immunol
(2016)
37(5):321
3.
Saluja
et
al.
Clin
Transl
Allergy
(2015)
5:33
2

Eosinophilic Asthma
Focus on Severe Patients Inadequately Controlled With ICS/LABA

•
Eosinophilic asthma is a
debilitating, chronic atopic
disease
-
Decreased lung function associated with
poor quality-of-life and exacerbations
-
Often concomitant with other atopic
diseases, such as chronic rhinosinusitis
with nasal polyps and atopic dermatitis
•
Significant unmet medical need
-
~1.1 million US adults diagnosed with
severe asthma and inadequately
controlled with inhaled corticosteroids and
long-acting-beta-agonists (ICS/LABA)
-
Approximately 50% estimated to be
eosinophilic asthmatics

Etokimab Clinical Trials

Subjects
Trial
Trial
Design
Key Clinical
Endpoint(s)
Timing
Healthy Volunteers
Phase 1
n=96, SAD and MAD
cohorts, IV
and SC dosing, randomized,
placebo-controlled
Safety, PK and PD
Top-line data announced October 2016
Detailed data presented at AAD and AAAAI 2017
Moderate-to-Severe
Adult Atopic
Dermatitis
Phase 2a
n=12, single IV dose
Eczema
Area &
Severity Index
(EASI)
Top-line data announced October 2017
Detailed data presented at AAD and EAACI 2018
ATLAS
Phase 2b
n=300,
SC multi-dose, randomized,
placebo-controlled
EASI
Anticipate top-line data in H2 2019
Moderate-to-Severe
Baseline Adult Peanut
Allergy
Phase 2a
n=20, single IV
dose, randomized,
placebo-controlled
Oral Food
Challenge (OFC)
Top-line data announced March 2018
De-prioritized
for commercial reasons
Eosinophilic Asthma
Phase 2a
n=25,
single IV dose, randomized,
placebo-controlled
Forced
Expiratory
Volume in 1
Second (FEV1)
Top-line data announced today
Detailed data presentation anticipated in 2019
Phase 2b
Undisclosed
Undisclosed
Anticipate initiation in 2019
Adult Chronic
Rhinosinusitis with
Nasal Polyps
(CRSwNP)
ECLIPSE
Phase 2
n=100, SC multi-dose,
randomized,
placebo-controlled
Nasal Polyps
Score (NPS); Sino-
Nasal Outcome
Test-22 (SNOT-22)
Anticipate top-line data in H2 2019

Etokimab Eosinophilic Asthma Phase 2a Trial
Single Dose of Etokimab or Placebo Administered on Day 1
Patient
Population
ClinicalTrials.gov:  NCT03469934
Etokimab
300mg IV Single Dose + High Dose ICS/LABA
n=12
Placebo Single Dose + High Dose ICS/LABA
n=13
Adults with severe asthma (according to GINA 2016)
Pre-bronchodilator FEV1 <80% of predicted
Blood eosinophils
300 cells/microliter
1 asthma exacerbation in past year requiring rescue medication
Stably maintained on ICS/LABA dose for at least 3 months prior to screening
Efficacy: % change in FEV1 relative to baseline
Biomarker: change in blood eosinophil levels
Safety
Key Endpoints

Key Baseline Parameters
Average Baseline Parameters of
Enrolled
Patients
(Day 1 Pre-Dose)
Etokimab Arm
Placebo
Arm
n
12
13
Blood
Eosinophils
per microliter
545
705
FEV1
(Liters)
2.5
2.5
% Predicted
FEV1
65%
66%
Age (years)
41
36
Male %
75% (9 of 12)
69% (9
of 13)

% FEV1 Improvement Relative to Baseline After Single Dose
Rapid and Sustained FEV1 Improvement Post-Etokimab Administration

Timepoint
Etokimab
Placebo
Net
Day 1
(Baseline)
0%
0%
0%
Day 2
12%
4%
8%
Day 8
9%
5%
4%
Day 22
16%
8%
8%
Day 36
14%
8%
6%
Day 64
15%
4%
11%

Blood Eosinophil Reduction Relative to Baseline After Single Dose
Correlates with FEV1 Improvement and Consistent With Phase 2a Atopic Dermatitis Trial

Timepoint
Etokimab
Placebo
Net
Day 1
(Baseline)
0%
0%
0%
Day 2
-22%
9%
-31%
Day 8
-34%
-15%
-19%
Day 22
-30%
-10%
-20%
Day 36
-43%
1%
-44%
Day 64
-40%
6%
-46%

Eosinophilic Asthma Phase 2a Day 64 Interim Analysis
Supports Advancement of Etokimab Into Phase 2b Eosinophilic Asthma Trial
Interim Analysis Summary
•
Etokimab demonstrated proof-of-concept in eosinophilic asthma
•
Single dose of etokimab resulted in rapid and sustained improvement in FEV1 over placebo
•
Blood eosinophil biomarker reduction correlated with FEV1 improvement and is consistent with prior etokimab Phase 2a atopic dermatitis trial
•
Etokimab was generally well-tolerated and no serious adverse events reported
-
No treatment-emergent adverse events were deemed to be etokimab-related
-
The most frequent treatment-emergent adverse events reported were single occurrences of moderate strep throat in two etokimab-dosed patients and single occurrences of mild vomiting in two placebo-dosed patients
-
No exacerbations or rescue therapy usage was reported
Next Steps
•
Complete ongoing Phase 2a trial and present detailed data at a medical conference in 2019
•
Initiate Phase 2b randomized, double-blinded, placebo-controlled, multi-dose trial of etokimab in eosinophilic asthma during 2019

Anticipated Milestones
4 Additional Efficacy Readouts Anticipated By End 2019
Program
Milestone
Timing
Etokimab
(anti-IL-33)
Moderate-to-Severe
Adult
Atopic Dermatitis Phase 2a Trial
Top-line
data announced October 2017
Detailed
data
presented
at
AAD
and
EAACI
2018
ATLAS:
Moderate-to-Severe
Adult
Atopic Dermatitis Phase 2b Trial
Initiated H1 2018
Top-line data anticipated in H2 2019
Severe Adult Eosinophilic
Asthma Phase 2a Trial
Top-line
data presented today
Detailed data to be presented in 2019
Eosinophilic Asthma Phase 2b Trial
To be initiated
in 2019
ECLIPSE:
Adult Chronic Rhinosinusitis with
Nasal Polyps Phase 2 Trial
To be initiated by
end 2018
Top-line data anticipated in H2 2019
ANB019
(anti-IL-36R)
Healthy Volunteer Top-line Phase I Trial
Top-line data announced November 2017
Detailed data presented at EAACI 2018
GALLOP:
GPP Phase 2 Trial
Initiated H1 2018
Top-line data anticipated in early 2019
POPLAR: PPP Phase 2 Trial
Initiated H2
2018
Top-line data anticipated in H2 2019
Approximately $300MM in cash, cash equivalents and investments as of June 30    2018

th

AnaptysBio: Clinical-Stage Antibody Development Company
Focused on Novel Antibody Medicines for Severe Inflammatory Diseases

TESARO
Celgene
Rapid Antibody Generation
Platform Technology
~2.5 years
Antibody
Discovery
Preclinical &
Translational
IND or
Equivalent Filing
Antibody Medicines
For Severe Diseases
Wholly-Owned
Anti-Inflammatory Pipeline
Etokimab (ANB020, Anti-IL-33)
Atopic Dermatitis, Eosinophilic Asthma & Chronic Rhinosinusitis with Nasal Polyps
ANB019 (Anti-IL-36R)
Generalized Pustular Psoriasis & Palmoplantar Pustulosis
Checkpoint Modulator
Inflammatory Diseases
4 Additional Efficacy Readouts
Anticipated By End 2019
Validating Product Partnerships
Generated ~$75MM*
Etokimab Eosinophilic Asthma Phase 2a: Top-line data today
ANB019 Generalized Pustular Psoriasis Phase 2: Top-line data in early 2019
Etokimab Atopic Dermatitis Phase 2b: Top-line data in H2 2019
Etokimab Chronic Rhinosinusitis With Nasal Polyps Phase 2: Top-
line data in H2 2019
ANB019 Palmoplantar Pustulosis Phase 2: Top-line data in H2 2019
* As of June 30     2018
th